SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

November 1, 2005

(Date of Report)

October 29, 2005

(Date of Earliest Event Reported)

Freedom Resources Enterprises, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	000-32735 Commission File Number	87-0567033 (IRS Employer I.D. No.)

901 East 7800 South, Midvale, UT 84047

(Address of Principal Executive Offices)

(801) 566-5931

 (Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Director.

On October 29, 2005, the Company accepted the resignation of Margi Aliprandi as Director and Secretary.   Mrs. Aliprandi cited personal matters for her resignation. The Company has appointed Charisse Orton, currently a Director and the Treasurer, as the new Secretary.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEDOM RESOURCES ENTERPRISES, INC.

DATE:  November 1, 2005

By: /s/ Neil Christiansen

Neil Christiansen

President and Chief Executive Officer

2